OLD WESTBURY FUNDS, INC.

Old Westbury Non-U.S. Large Cap Fund

Supplement Dated June 24, 2011 to the

Prospectus dated March 1, 2011, as supplemented

This supplement provides notice of certain important information relating to the Old Westbury Non-U.S. Large Cap Fund and should be read in conjunction with the Prospectus.

Disclosures Relating to the Old Westbury Non-U.S. Large Cap Fund

Effective immediately, the Old Westbury Non-U.S. Large Cap Fund (the “Fund”) has changed its benchmark to the S&P Global ex-U.S. LargeCap Index. Accordingly, the Fund’s prospectus is revised and supplemented as follows:

The following is inserted after the first sentence of the first paragraph under the section “Performance Information” beginning on page 5:

Effective immediately, the Fund changed its benchmark to the S&P Global ex-U.S. LargeCap Index to more closely reflect the Fund’s investment strategy.

The following line is added to the table under the heading “Average Annual Total Returns (for the periods ended 12/31/10)” in the section entitled “Performance Information” beginning on page 5:

	1 Year	5 Years	10 Years
S &P Global ex-U.S. LargeCap Index
(reflects no deductions for fees,
expenses or taxes)	13.58%	5.71%	6.80%

The following is added to the section “Index Descriptions” on page 45:

S&P Global ex-U.S. LargeCap Index: The S&P Global ex-U.S. LargeCap index includes securities from all global markets excluding those domiciled in the U.S. The LargeCap size range encompasses the top 70% of securities (measured by float adjusted market cap) of the broad market index from each country. The S&P Global ex-U.S. LargeCap Index is a member of the S&P Global Broad Market Index (“BMI”) family – a comprehensive, rules-based set of indices measuring global stock market performance. The S&P Global BMI includes all securities with float-adjusted market capitalizations above US $100 million and annual value traded above US $50 million.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE